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                                                                   EXHIBIT 10.22

                                    FORM OF
                STOCK PURCHASE AND STOCK RESTRICTION AGREEMENT
                       UNDER THE VOYAGER HOLDINGS, INC.
                     1998 STOCK OPTION AND INCENTIVE PLAN


     IN CONSIDERATION of the mutual promises of the parties and other good and valuable consideration, this STOCK PURCHASE AND STOCK RESTRICTION AGREEMENT (the "Agreement") is made as of _______ __, 1999 by and between Voyager Holdings, Inc., a Delaware corporation (the "Company"), and __________ (the "Employee").

     WHEREAS, the Employee has accepted the offer of employment from Voyager Information Networks, Inc., a wholly-owned subsidiary of the Company ("Voyager"), and became an employee of Voyager in the expectation that the Company will sell to him _______ shares (the "Shares") of common stock, $.0001 par value per share, of the Company ("Common Stock");

     WHEREAS, the Company wishes to sell, and the Employee wishes to purchase, the Shares of the Company set forth herein; and

     WHEREAS, this Agreement is made pursuant to the Company's 1998 Stock Option and Incentive Stock Plan (the "Plan") and is intended to be a written contract relating to the compensation of the Employee as contemplated by Rule 701 under the Securities Act of 1933, as amended, so as to make the sale of the Shares contemplated hereby, and the resale of such Shares, eligible for the exemption provided by Rule 701.

     1.   Purchase and Sale of Shares.
          ---------------------------

          (a) The Company hereby sells to the Employee, and the Employee hereby purchases from the Company, the Shares, for a total consideration of $_______ (representing a per share price of $_____ per share), payable in full by the Employee by delivery of a promissory note delivered herewith (the "Note").

          (b) The Employee hereby represents and warrants to the Company that:
(i) he is purchasing the Shares for his own account for investment only, and not for resale or with a present view to the distribution thereof; and (ii) he understands that the Shares are not registered under the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the "Act") or any applicable state securities or "blue sky" laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and any applicable state securities or "blue sky" laws or a valid exemption from such registration requirements.
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     2.   Vesting; Certain Conditions Precedent.
          -------------------------------------

          (a) All Shares held by the Employee as of the date hereof are defined as Unvested Shares for purposes of this Agreement unless and until they shall become Vested Shares in accordance with this Section 2. Subject to the determination of the Board of Directors of the Company to accelerate the vesting schedule hereunder in its sole discretion and as otherwise set forth below, the Unvested Shares shall become Vested Shares according to the following schedule, provided the Employee remains in the employment of the Company or Voyager:_____ Shares shall vest on _______ __, 2000, _____ Shares shall vest on _______ __, 2001, _____ Shares shall vest on _______ __, 2002 and _____ Shares shall vest on _______ __, 2003. Notwithstanding the foregoing, the vesting schedule set forth above shall become accelerated and all of the Shares shall become fully vested upon (i) the consummation of the first underwritten public offering of the Common Stock or (ii) a Change in Control (as defined in the Plan).

          (b) Unless otherwise agreed to by the Company, the Employee will not sell, assign or transfer any Unvested Shares, and all certificates representing Unvested Shares shall be held in escrow by the Secretary of the Company or another agent designated by the Company, and the Employee shall execute in blank a stock power or stock powers providing for the transfer of such Unvested Shares to be held in escrow together with the certificates held in escrow. Under any circumstances under which the Employee is required under this Agreement to transfer Unvested Shares to the Company, the officers of the Company are hereby irrevocably authorized to complete the requisite stock powers and deliver such completed stock powers and the certificate representing such Unvested Shares to the Company in order to effectuate the transfer contemplated by this Agreement. At any time that Unvested Shares become Vested Shares under the terms of this Agreement, the certificate representing such Shares and any related stock powers shall be released to the Employee entitled thereto; provided, however, that the
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Employee agrees that he shall pledge such stock certificate(s) to the Company's or Voyager's senior lenders if requested by the Company.

          (c) In addition to, and not in limitation of, the restrictions set forth herein, the Employee acknowledges and agrees that the Shares shall be and remain at all times subject to the provisions of that certain Stockholders' Agreement dated as of the date hereof (the "Stockholders' Agreement") by and among the Company and the stockholders of the Company, including, without limitation, certain restrictions on the transfer of the Shares and it shall be a condition precedent to the execution of this Agreement that the Employee becomes a party to the Stockholders' Agreement; provided, that any transfer of the
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Shares shall also be subject to the terms and conditions of the Note, including, without limitation, the repayment obligations thereunder.

          (d) As a condition precedent to this Agreement and the purchase and sale of the Shares, the Employee shall execute and deliver to the Company an Employee Agreement Regarding Inventions, Confidentiality and Non-Competition in the form of Exhibit A attached hereto.
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     3.   Repurchase at the Option of the Company.  The Company shall have the
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right ("Repurchase Option") to purchase all or any part of the Shares as set forth in this Section 3. The Repurchase Option shall be exercisable by the Company in its sole discretion, and nothing herein shall be interpreted as requiring the Company to repurchase the Shares under any circumstances. In the event the Company exercises the Repurchase Option, the Shares shall be deemed repurchased by the Company upon delivery of the repurchase price therefor and the Employee shall cease to be the owner thereof without any other action on the part of the Employee.

          (a) Circumstances Giving Rise to Repurchase Option.  The Repurchase
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Option shall be effective and exercisable in the event of termination of employment of the Employee with Voyager or the Company for any reason; provided
                                                                       --------
that for purposes of this Section 3 employment with a direct or indirect wholly-owned subsidiary of the Company or Voyager shall be deemed to be employment with the Company or Voyager.

          (b) Exercise of Repurchase Option.  The Company may exercise the
              -----------------------------
Repurchase Option by delivering written notice (the "Exercise Notice") to the Employee within thirty (30) days after the date of termination of such Employee's employment. The Company shall designate in the Exercise Notice the date, time and place for the closing of the repurchase (the "Repurchase Closing"), which shall not in any event be more than thirty (30) days after delivery of the Exercise Notice.

          (c) Purchase Price and Terms of Sale; Closing.  The purchase price per
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share (the "Purchase Price") for any repurchase pursuant to this Section 3 shall be (i) with respect to any Unvested Shares, $____, and (ii) with respect to any Vested Shares, the Fair Market Value of each such Share. As used herein, the term "Fair Market Value" shall mean, (x) if the Company's Common Stock is publicly-traded as of the Repurchase Closing, the average per share closing price for the twenty (20) previous days of trading and (y) if the Company's Common Stock is not publicly-traded as of the Repurchase Closing, the fair market value per share of Common Stock as determined by the Board of Directors, in its sole discretion. At the Repurchase Closing, the Company (or its assignee) shall pay to the Employee (or his executor or administrator, as the case may be) the Purchase Price by delivery of a certified bank check and the Employee (or his executor or administrator, as the case may be) shall deliver to the Company (or its assigns) the certificate or certificates representing all of the Shares to be repurchased, in each case duly endorsed for transfer and free and clear of any liens, pledges or encumbrances. With respect to any Unvested Shares, the certificates representing the repurchased Shares shall be returned as contemplated by Section 2(b) hereof. Notwithstanding the foregoing, it shall be a condition to the payment of the Purchase Price by the Company that the Employee pay to the Company any amounts outstanding under the Note in accordance with the terms thereof.

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     4.   Legend.  Any certificate(s) representing the Shares shall carry the
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following legends:

          "The transferability of this Certificate and of the shares of stock represented hereby are subject to the restrictions, terms and conditions contained in a certain Stock Purchase and Stock Restriction Agreement dated as of _______ __, 1999, between the Company and the holder of this Certificate, a copy of which will be provided to the holder of this Certificate without charge upon request."

     and

          "The shares represented by this Certificate are subject to the
     provisions of a   certain Stockholders' Agreement dated as of September 23,
     1998, as amended from time to time, including certain restrictions on transfer set forth therein. A complete and correct copy of such agreement is available for inspection at the principal office of the Company and will be furnished upon written request and without charge."

     and

          "The shares represented by this Stock Certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The shares may not be sold or transferred in the absence of such registration or an exemption from such registration."

     5.   Withholding Taxes.  The Employee acknowledges and agrees that the
          -----------------
Company has the right to deduct from payments of any kind otherwise due to the Employee, or from the Shares held pursuant to Section 2(b) hereof, any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee. In furtherance of the foregoing, the Employee agrees to elect, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize the ordinary income, if any, in the year of acquisition of the Shares, and to pay to the Company all withholding taxes shown as due on his Section 83(b) election form, or otherwise ultimately determined to be due with respect to such election, based on the excess, if any, of the fair market value of such Shares as of the date of the purchase of such Shares by the Employee over the purchase price for such Shares.

     6.   Waiver.  From time to time the Company may waive its rights hereunder
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either generally or with respect to one or more specific transfers which have been proposed, attempted or made.

     7.   Parties.  This Agreement shall be binding upon the parties hereto and
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their heirs, representatives, successors and assigns.  The Company may assign its rights hereunder either generally or from time to time to one or more substitute purchasers of Shares which it has the right to purchase pursuant to
Section 3 hereof.

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     8.   Equitable Relief.  The parties hereto agree and declare that legal
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remedies may be inadequate to enforce the provisions of this Agreement and that, notwithstanding Section 16 hereof, equitable relief, including specific performance and injunctive relief, shall be available to enforce the provisions of this Agreement.

     9.   No Special Employment Rights.  Nothing contained in this Agreement
          ----------------------------
shall confer upon the Employee any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation or any other employment benefit of the Employee.

     10.  Change and Modifications.  This Agreement may not be orally changed,
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modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and by the Employee.

     11.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of Michigan.

     12.  Headings.  The headings are intended only for convenience in finding
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the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

     13.  Saving Clause.  If any provision(s) of this Agreement shall be
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determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

     14.  Notices.  All notices, requests, consents and other communications
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shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class, registered or certified mail, postage prepaid. Notices to the Company and to the Employee shall be delivered to their respective address as set forth on the signature page attached hereto, or to such other address or addresses as may have been furnished by such party in writing to the other party.

     15.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered shall be taken to be an original and all such counterparts shall be taken to constitute one and the same document.

     16.  Dispute Resolution.  Any dispute arising out of or relating to this
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Agreement or the breach, termination or validity hereof shall be finally settled by arbitration conducted expeditiously in accordance with the CPR Institute for Dispute Resolution Rules for Nonadministered Arbitration of Business Disputes (the "CPR Rules"). The CPR Institute for Dispute Resolution shall appoint a neutral advisor from its National CPR Panel. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. (SS)1-16, and

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judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Detroit, Michigan.

     Such proceedings shall be administered by the neutral advisor in accordance with the CPR Rules as he/she deems appropriate, however, such proceedings shall be guided by the following agreed upon procedures:

          (a) mandatory exchange of all relevant documents, to be accomplished within forty-five (45) days of the initiation of the procedure;

          (b)  no other discovery;

          (c) hearings before the neutral advisor which shall consist of a summary presentation by each side of not more than three hours; such hearings to take place in one or two days at a maximum; and

          (d) decision to be rendered not later than ten (10) days following such hearings.

     Each of the parties hereto (a) hereby unconditionally and irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction in the State of Michigan for the purpose of enforcing the award or decision in any such proceeding and (b) hereby waives, and agrees not to assert in any civil action to enforce the award, any claim that it is not subject personally to the jurisdiction of the above-named court, that its property is exempt or immune from attachment or execution, that the civil action is brought in an inconvenient forum, that the venue of the civil action is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (c) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that any
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party may at its option bring suit, or institute other judicial proceedings, in any state or federal court of the United States or of any country or place where the other parties or their assets, may be found.



                                 [END OF TEXT]

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    IN WITNESS WHEREOF, the Company and the Employee have executed this Stock
Purchase and Stock Restriction Agreement as of the date first above written.


                              COMPANY:

                              VOYAGER HOLDINGS, INC.


                              By: ___________________________________
                                  Name:  Christopher Torto
                                  Title:  Chief Executive Officer

                              Notice Information:

                              Voyager Holdings, Inc.
                              c/o Voyager Information Networks, Inc.
                              4660 S. Hagadorn Road
                              Suite 320
                              East Lansing, Michigan 48823
                              Attn: Chief Executive Officer


                              EMPLOYEE:



                              _______________________________________

                              Notice Information:
                              c/o Voyager Information Networks, Inc.
                              4660 S. Hagadorn Road
                              Suite 320
                              East Lansing, Michigan 48823

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